UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 1, 2018
BP Midstream Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-38260	82-1646447
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

501 Westlake Park Boulevard, Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 366-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On October 2, 2018, BP Midstream Partners LP (the “Partnership”) filed a current report on Form 8-K (the “Original Filing”) in connection with the closing of the acquisition on October 1, 2018 of (i) an additional 45.0% interest in Mardi Gras Transportation System Company LLC, a Delaware limited liability company (“Mardi Gras”), from BP Pipelines (North America) Inc., (ii) a 25.0% interest in KM Phoenix Holdings LLC, a Delaware limited liability company (“KM Phoenix”), from BP Products North America Inc., and (iii) a 22.6916% interest in URSA Oil Pipeline Company LLC, a Delaware limited liability company (“Ursa” and together with Mardi Gras and KM Phoenix, the “Acquired Assets”), from BP Offshore Pipelines Company LLC (the “Drop Down Acquisition”).

The Partnership is filing this Form 8-K/A to provide the audited and unaudited financial statements of the Acquired Assets and unaudited pro forma consolidated financial statements of the Partnership, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 is derived from the historical consolidated financial statements of the Partnership and has been adjusted to give effect to the Drop Down Acquisition as if it had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 are derived from the historical consolidated financial statements of the Partnership and have been adjusted to give effect to the Drop Down Acquisition and certain previously reported transactions as if they had occurred on January 1, 2017.

No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited financial statements of KM Phoenix as of June 30, 2018 and December 31, 2017, and the audited financial statements of KM Phoenix as of December 31, 2017 and 2016, and for the year ended December 31, 2017, and the period from October 31, 2015 (inception) to December 31, 2016, including the notes thereto, are filed herewith as Exhibit 99.1.

The unaudited financial statements of Mardi Gras as of June 30, 2018 and December 31, 2017, and the audited financial statements of Mardi Gras as of December 31, 2017 and 2016, and for each of the three years in the periods ended December 31, 2017, 2016 and 2015, including the notes thereto, are filed herewith as Exhibit 99.2.

Audited financial statements of Caesar Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the periods ended December 31, 2017, 2016 and 2015, including the notes thereto, are filed herewith as Exhibit 99.3.

Audited financial statements of Cleopatra Gas Gathering Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the periods ended December 31, 2017, 2016 and 2015, including the notes thereto, are filed herewith as Exhibit 99.4.

Audited financial statements of Proteus Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the periods ended December 31, 2017, 2016 and 2015, including the notes thereto, are filed herewith as Exhibit 99.5.

Audited financial statements of Endymion Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the periods ended December 31, 2017, 2016 and 2015, including the notes thereto, are filed herewith as Exhibit 99.6.

Audited financial statements of Mars Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the two years in the periods ended December 31, 2017, and 2016, including the notes thereto, are filed herewith as Exhibit 99.7.

Audited financial statements of Mars Oil Pipeline Company as of December 31, 2015 and for the year ended December 31, 2015, including the notes thereto, are filed herewith as Exhibit 99.8.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Partnership as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017, including the notes thereto, are filed herewith as Exhibit 99.8.

Exhibit No.		Description
23.1	-	Consent of PricewaterhouseCoopers LLP, independent auditors for KM Phoenix Holdings, LLC
23.2	-	Consent of Ernst & Young LLP, independent auditors for Mardi Gras Transportation System Company, LLC
23.3	-	Consent of Ernst & Young LLP, independent auditors for Caesar Oil Pipeline Company, LLC
23.4	-	Consent of Ernst & Young LLP, independent auditors for Cleopatra Gas Gathering Company, LLC
23.5	-	Consent of Ernst & Young LLP, independent auditors for Proteus Oil Pipeline Company, LLC
23.6	-	Consent of Ernst & Young LLP, independent auditors for Endymion Oil Pipeline Company, LLC
23.7	-	Consent of Ernst & Young LLP, independent auditors for Mars Oil Pipeline Company, LLC
23.8	-	Consent of PricewaterhouseCoopers LLP, independent auditors for Mars Oil Pipeline Company
99.1	-
Unaudited Financial Statements of KM Phoenix Holdings, LLC as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017. Audited Financial Statements of KM Phoenix Holdings, LLC as of December 31, 2017 and 2016, and for the year ended December 31, 2017 and the period from October 13, 2015 (Inception) to December 31, 2016

99.2	-
Unaudited Financial Statements of Mardi Gras Transportation Systems Company, LLC as of June 30, 2018 and December 31, 2017 and for the six months ended June 30,2018 and 2017. Audited Financial Statements of Mardi Gras Transportation Systems Company, LLC as of December 31, 2017 and 2016, and for each of the three years in the periods ended December 31, 2017, 2016 and 2015

99.3	-	Audited Financial Statements of Caesar Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, 2016 and 2015
99.4	-	Audited Financial Statements of Cleopatra Gas Gathering Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, 2016 and 2015
99.5	-	Audited Financial Statements of Proteus Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, 2016 and 2015
99.6	-	Audited Financial Statements of Endymion Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, 2016 and 2015
99.7	-	Audited Financial Statements of Mars Oil Pipeline Company, LLC as of December 31, 2017 and 2016 and for each of the two years in the periods ended December 31, 2017 and 2016
99.8	-	Audited Financial Statements of Mars Oil Pipeline Company as of December 31, 2015 and for the year ended December 31, 2015
99.9	-	Unaudited Pro forma Condensed Consolidated Financial Information of the Partnership as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2018	BP MIDSTREAM PARTNERS LP
	By:	BP MIDSTREAM PARTNERS GP LLC,
its general partner

	By:	/s/ Hans F. Boas
Hans F. Boas
Chief Legal Counsel and Secretary